UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
October 19, 2006

Date of Report (Date of Earliest Event Reported)
BUSINESS OBJECTS S.A.

(Exact name of Registrant as specified in its charter)

Republic of France	0-24720	98-0355777

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
157-159 rue Anatole France, 92300 Levallois-Perret,
France

(Address of principal executive offices)
(408) 953-6000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into or Amendment of a Material Definitive Agreement
Item 2.02 Results of Operations and Financial Condition
Item 5.05 Amendments to Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT 10.52
EXHIBIT 10.74
EXHIBIT 14.1
EXHIBIT 99.1

Item 1.01. Entry into or Amendment of a Material Definitive Agreement.
     On October 19, 2006, the board of directors (the “Board”) of Business Objects S.A. (the “Company”) approved an amendment to Section 18(A) of the Company’s 2004 International Employee Stock Purchase Plan (the “Amended IESPP”) to stipulate that anti-dilution adjustments set forth in Section 18(A) are mandatory, not optional, and that the Administrator is required to enact these adjustments upon the occurrence of any of the capitalization changes outlined in the Amended IESPP. This summary is not intended to be complete, and is qualified in its entirety by reference to the full text of the Amended IESPP attached hereto as Exhibit 10.52 and incorporated herein by reference.
     On October 19, 2006, the Board of the Company adopted the Company’s 2006 Stock Plan (the “2006 Stock Plan”) to grant the French equivalent of restricted stock grant awards to employees and eligible officers of the Company and its subsidiaries. The Company intends to implement the 2006 Stock Plan primarily in France. This summary is not intended to be complete, and is qualified in its entirety by reference to the full text of the 2006 Stock Plan attached hereto as Exhibit 10.74 and incorporated herein by reference.
Item 2.02 Results of Operations and Financial Condition.
     On October 25, 2006, the Company issued a press release and is holding a conference call announcing its financial results for the three months ended September 30, 2006. A copy of this press release is furnished as Exhibit 99.1 to this Form 8-K.
     The Company is making reference to non-GAAP financial information in both the press release and on the conference call. A reconciliation of non-GAAP financial measures contained in the press release to the comparable US GAAP financial measures is contained in the attached press release, and a reconciliation of this and other non-GAAP financial information provided on the conference call is contained on the Company’s Investor Relations web page at www.businessobjects.com.
     The information provided under Item 2.02 in this Form 8-K and the Exhibit attached hereto is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 5.05 Amendments to Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.
     On October 19, 2006, per recommendation of its Governance Committee, the Board of the Company approved certain amendments to the Company’s Code of Business Conduct and Ethics. The principal amendments include: (i) reference to the Company’s revenue recognition policies and practices; (ii) prohibition of side deals and explanatory letters; (ii) clarification that the United States securities laws apply to all Company employees, regardless of location; (iv) clarification that the Company retains the right to access employee electronic communications; and (v) that all use of software to conduct Company business must be licensed appropriately.
     A copy of the Amended Code of Business Conduct and Ethics is attached hereto as Exhibit 14.1. The preceding summary is not intended to be complete, and is qualified in its entirety by reference to the full text of the Amended Code of Business Conduct and Ethics attached hereto as Exhibit 14.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
10.52	Business Objects S.A. 2004 International Employee Stock Purchase Plan, as amended October 19, 2006
10.74	Business Objects S.A. 2006 Stock Plan
14.1	Business Objects S.A. Code of Business Conduct and Ethics
99.1	Press Release issued by Business Objects S.A. dated October 25, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: October 25, 2006

BUSINESS OBJECTS S.A.
By:	/s/ James R. Tolonen
James R. Tolonen
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.52	Business Objects S.A. 2004 International Employee Stock Purchase Plan, as amended October 19, 2006
10.74	Business Objects S.A. 2006 Stock Plan
14.1	Business Objects S.A. Code of Business Conduct and Ethics
99.1	Press Release issued by Business Objects S.A. dated October 25, 2006.